                            SCHEDULE 14A INFORMATION

                PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

Filed by the Registrant [X]

Filed by a Party other than the Registrant [ ]

Check the appropriate box:

[ ]   Preliminary Proxy Statement

[X]   Definitive Proxy Statement

[ ] Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

[ ]   Definitive Additional Materials

[ ]   Soliciting Material Pursuant to sec. 240.14a-1 I(c) or sec. 240.14a-12

                             FIRST FOCUS FUNDS, INC.
--------------------------------------------------------------------------------
                (NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)
--------------------------------------------------------------------------------
    (NAME OF PERSON(S) FILING PROXY STATEMENT, IF OTHER THAN THE REGISTRANT)

Payment of Filing Fee (Check the appropriate box):

[X] Fee not required.

[ ]   Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

      (1)   Title of each class of securities to which transaction applies
:
            --------------------------------------------------------------------

      (2)   Aggregate number of securities to which transaction applies:

            --------------------------------------------------------------------
      (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

            --------------------------------------------------------------------

      (4)   Proposed maximum aggregate value of transaction:

            --------------------------------------------------------------------

      (5)   Total fee paid:

            --------------------------------------------------------------------

[ ]   Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

      (1)   Amount Previously Paid:

      -------------------------------------------------------------------------
      (2)   Form, Schedule or Registration Statement No.:

      -------------------------------------------------------------------------
      (3)   Filing Party:

      -------------------------------------------------------------------------
      (4)   Date Filed:

      -------------------------------------------------------------------------

                            FIRST FOCUS FUNDS, INC.
                           ONE FIRST NATIONAL CENTER
                               1620 DODGE STREET
                             OMAHA, NEBRASKA 68102

                             ---------------------

                                                                   March 8, 2005

Dear Shareholder:

     We are pleased to enclose a Notice and Proxy Statement for the special meeting of the shareholders of First Focus Funds, Inc. (the "Fund").

     The special meeting is scheduled to be held at 10 a.m. Eastern time on April 21, 2005 (the "Meeting") at the offices of BISYS Fund Services Ohio, Inc. ("BISYS"), located at 100 Summer Street, 15th Floor, Boston, Massachusetts 02110. Please take the time to read the proxy statement and cast your vote.

     The purpose of the Meeting is to seek your approval on the following proposals:

          (1) (All Shareholders) To elect three nominees to the Fund's Board of Directors (the "Board");

          (2) (Balanced Fund Shareholders Only) To approve the Investment Advisory Agreement between the Balanced Fund and Tributary Capital Management, L.L.C.

     The Directors of the Fund have concluded that all the proposals included in the proxy statement are in the best interests of the Fund and its shareholders and recommend that shareholders vote in favor of each proposal for which they are eligible to vote. For your added convenience, there is a summary at the beginning of the proxy statement that briefly describes each proposal.

     We appreciate your participation and prompt response in this matter and thank you for your continued support.

                                          Sincerely,

                                          DAVID P. GREER
                                          President

                            FIRST FOCUS FUNDS, INC.
                           ONE FIRST NATIONAL CENTER
                               1620 DODGE STREET
                             OMAHA, NEBRASKA 68102

                             ---------------------

                   NOTICE OF SPECIAL MEETING OF SHAREHOLDERS
                                 APRIL 21, 2005

                             ---------------------

To the shareholders of First Focus Funds, Inc.:

     A special meeting of the shareholders of the First Focus Funds, Inc. (the "Fund") will be held on the 21st day of April, 2005 at 10 a.m. Eastern time (the "Meeting"), at the offices of BISYS Fund Services Ohio, Inc. ("BISYS"), located at 100 Summer Street, 15th Floor, Boston, Massachusetts 02110, or any adjournment thereof, for the following purposes:

          (1) To elect three nominees to the Fund's Board of Directors (the "Board"). (This proposal applies to all shareholders.)

          (2) To approve the Investment Advisory Agreement between the Balanced Fund and Tributary Capital Management, L.L.C. (This proposal applies to Balanced Fund shareholders only.)

     The Board has fixed the close of business on February 25, 2005 as the record date for determining shareholders who are entitled to notice of, and to vote at, the Meeting and any adjournment thereof.

     You are cordially invited to attend the Meeting. Shareholders who do not expect to attend the Meeting are requested to complete, sign, and return the enclosed proxy promptly. The enclosed proxy is being solicited by the Board of the Fund.

     YOUR VOTE IS IMPORTANT. WHETHER OR NOT YOU PLAN TO ATTEND THE MEETING, PLEASE VOTE.

                                          By Order of the Board of Directors

                                          TIMOTHY BRESNAHAN
                                          Secretary

Omaha, Nebraska
March 8, 2005

                                PROXY STATEMENT

                            FIRST FOCUS FUNDS, INC.
                           ONE FIRST NATIONAL CENTER
                               1620 DODGE STREET
                             OMAHA, NEBRASKA 68102

                       SPECIAL MEETING OF SHAREHOLDERS OF
                            FIRST FOCUS FUNDS, INC.
                                 APRIL 21, 2005

                    SOLICITATION OF PROXIES ON BEHALF OF THE
                   FIRST FOCUS FUNDS, INC. BOARD OF DIRECTORS

     This statement is furnished in connection with the solicitation of proxies on behalf of the Board of Directors of First Focus Funds, Inc. (the "Fund") for use at a special meeting of shareholders of each of the Fund's Portfolios to be held at 10 a.m. Eastern time on April 21, 2005 (the "Meeting") at the offices of BISYS Fund Services Ohio, Inc. ("BISYS"), located at 100 Summer Street, 15th Floor, Boston, Massachusetts 02110, and at any adjournment of the meeting, for the purposes set forth in the accompanying Notice of Special Meeting of Shareholders ("Notice"). This proxy statement will be first mailed to shareholders on or about March 11, 2005.

     The investment advisers to the Fund are FNB Fund Advisers, 1620 Dodge Street, Omaha, Nebraska (for seven Portfolios) and Tributary Capital Management, L.L.C., 215 West Oak Street, Fort Collins, Colorado 80522 (for two Portfolios). KBC Asset Management International, Joshua Dawson House, Dawson Street, Dublin 2, Ireland is investment sub-adviser for one portfolio. See "Information about the Investment Advisers."

                              SUMMARY OF PROPOSALS

     While you should read the full text of the Proxy Statement, here's a brief summary of each of the proposals and how they will affect the Fund.

PROPOSAL 1 (ALL SHAREHOLDERS)

     Under this proposal, the Board recommends that you elect three individuals to the Fund's Board of Directors (the "Board"). The nominees are Robert A. Reed, Julie Den Herder and Gary D. Parker. Mr. Reed and Ms. Den Herder are presently serving on the Board. Two other present Directors, David P. Greer and Joseph Caggiano, have indicated their intention to retire from the Board immediately following the Meeting. If the slate of nominees is elected, the Board will consist of three Directors, one of whom (Ms. Den Herder) will be an "interested person" of the Fund because of her position with First National Bank of Omaha ("FNBO").

PROPOSAL 2 (BALANCED FUND SHAREHOLDERS ONLY)

     Under this proposal, the Board recommends that Balanced Fund shareholders approve the Investment Advisory Agreement between the Balanced Fund and Tributary Capital Management, L.L.C. ("Tributary"). FNB Fund Advisers ("FNB") presently is the investment adviser to the Balanced Fund and to six other Portfolios of the Fund. Tributary is the adviser to two Portfolios. FNB and Tributary are both owned, directly or indirectly, by First National of Nebraska, Inc. ("FNNI"). In managing the Balanced Fund, FNB receives substantial assistance from the staff of Tributary. By adopting this proposal, Tributary will be directly responsible for, and accountable to shareholders for, the investment performance of the Balanced Fund. The advisory fees to be paid to Tributary, and its duties, will be identical as under the present agreement with FNB.

     THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE FOR EACH PROPOSAL FOR WHICH YOU ARE ELIGIBLE TO VOTE.

SHAREHOLDER REPORTS

     An audited annual report for the Fund dated March 31, 2004 was filed with the SEC on June 9, 2004, and an unaudited semi-annual report for the Fund dated September 30, 2004 was filed with the SEC on November 24, 2004, and are available without charge upon request by calling 402-633-3305; or by writing the Fund at 1620 Dodge Street, Mail Stop 1071, Omaha, Nebraska 68102.

                                   PROPOSAL 1

                            ELECTION OF NOMINEES TO
                         THE FUND'S BOARD OF DIRECTORS

     At the Meeting, shareholders will be asked to elect Robert A. Reed, Julie Den Herder and Gary D. Parker to the Board of Directors (the "Board"). The Board is currently comprised of four Directors. It is anticipated that two of those Directors, David P. Greer and Joseph Caggiano, will retire immediately following the Meeting. One new independent Director nominee, Mr. Parker, is proposed to be added to the Board to enable the Board to continue to have the representation of independent Directors with a diversity of backgrounds and talents.

                                              TERM OF            PRINCIPAL          NUMBER
          NAME,             POSITIONS       OFFICE AND           OCCUPATION           OF
         ADDRESS            HELD WITH        LENGTH OF          DURING PAST       PORTFOLIOS        OTHER
         AND AGE              FUND          TIME SERVED           5 YEARS          OVERSEEN     DIRECTORSHIPS
         -------            ---------       -----------         -----------       ----------    -------------
Interested Director Nominee:
Julie Den Herder*           Director    Director since       Vice President and       9             None
Age 44                                  2004; will serve     Director of Shared
1620 Dodge Street                       until successor is   Financial
Omaha, NE 68102                         elected              Services, First
                                                             National Bank of
                                                             Omaha, since
                                                             November 2001;
                                                             Director of Shared
                                                             Services,
                                                             Interpublic Group,
                                                             July 1999 to
                                                             November 2001
Independent Director Nominees:
Robert A. Reed              Director    Director since       President and            9             None
Age 64                                  1994; will serve     Chief Executive
1620 Dodge Street                       until successor is   Officer,
Omaha, NE 68102                         elected              Physicians Life
                                                             Insurance Company,
                                                             since 1974
Gary D. Parker               Nominee    Will serve until     President, Chief         0             None
Age 59                                  successor is         Executive Officer
1620 Dodge Street                       elected              and Chairman,
Omaha NE 68102                                               Lindsay
                                                             Manufacturing Co.,
                                                             a publicly owned
                                                             manufacturer of
                                                             farm irrigation
                                                             systems, for more
                                                             than five years

* Ms. Den Herder is considered an interested director because she is an officer of First National Bank of Omaha, the parent of FNB Fund Advisors, an investment adviser to the Fund.

OTHER INFORMATION

     Information concerning the Fund's executive officers may be found in Appendix A. If any Director is not elected, the Board will consider what action is appropriate based upon the interests of the Fund and its shareholders.

     If the slate of nominees is elected by shareholders, the Board will consist of three Directors, one of whom (Ms. Den Herder) will be an Interested Director, and two of whom will be Independent Directors. It is anticipated that Messrs. David P. Greer and Joseph Caggiano will retire from the Board immediately following the Meeting.

FUND COMMITTEES

     The Fund has a standing Audit Committee, Nominations Committee and Fair Value Committee. The Audit Committee and the Nominations Committee are composed entirely of Directors who are Independent Directors, currently David P. Greer, Joseph Caggiano and Robert A. Reed. The Fair Value Committee is composed of officers of the Fund and the Investment Adviser, subject to oversight by the Board.

  AUDIT COMMITTEE

     Pursuant to an Audit Committee Charter, which is attached hereto in Appendix B, the Audit Committee is responsible for, among other things, reviewing and recommending to the Board the selection of the Fund's independent auditors, reviewing the scope of the proposed audits of the Fund, reviewing with the independent auditors the results of the annual audits of the Fund's financial statements and interacting with the Fund's independent auditors on behalf of the full Board. Mr. David P. Greer presently serves as Chairman of the Audit Committee.

  NOMINATIONS COMMITTEE

     The Nominations Committee is responsible for screening and nominating candidates for election to the Board as Independent Directors of the Fund. The Nominations Committee has adopted a charter, effective November 15, 2004, a copy of which is attached hereto in Appendix C. The Committee has established a policy that it will receive and consider recommendations for nomination of Independent Director candidates from other persons, including the shareholders of the Fund. Recommendations can be submitted to: First Focus Funds, Inc., 1620 Dodge Street, Mail Stop 1071, Omaha, CA, 68102, Attention: Chairman, Nominations Committee. Mr. David P. Greer serves as the Chairman of the Nominations Committee.

     In considering candidates for selection or nomination to the Board, the Nominations Committee will consider various factors, including a candidate's education, professional experience (including experience in the insurance and mutual fund industries), the results of in-person meetings with the candidate, the views of management of the Investment Advisers with respect to the candidate, the candidate's other business and professional activities, and other factors that may be deemed relevant by the Nominations Committee. Mr. Reed and Ms. Den Herder, incumbent Directors, were recommended by the Nominations Committee. Mr. Parker was recommended to the Committee by the trust department of FNBO, the parent of FNB, an investment adviser to the Fund.

  FAIR VALUE COMMITTEE

     The Fair Value Committee's primary responsibility is to oversee the implementation of the Fund's Valuation Procedures, including valuing securities for which market prices or quotations are not readily available or are deemed to be unreliable, and to review fair value determinations made by the Investment Advisers of the Fund, as specified in the Fund's Valuation Procedures adopted by the Board.

     The officers of the Fund receive no compensation directly from the Fund for performing the duties of their offices. The officers of the Fund may, from time to time, serve as officers of other investment companies. BISYS Fund Services Ohio, Inc. (the "Administrator"), 100 Summer Street, 15th Floor, Boston, Massachusetts 02110, receives fees from each of the Funds for acting as administrator, and the Administrator or its affiliates may receive fees from each of the Funds pursuant to a Distribution and Service Plan and an Administrative Services Plan.

  BOARD AND COMMITTEE MEETINGS IN FISCAL YEAR 2004

     During the fiscal year ended March 31, 2004, there were five meetings of the Board, one meeting of the Audit Committee and three meetings of the Fair Value Committee. (The Nominations Committee was not created until after March 31, 2004). Each of the Independent Directors then in office attended all of the Board meetings held. There was also 100% attendance at all committee meetings.

DIRECTOR COMPENSATION

     For their services in the 2004 fiscal year, the Fund paid the Directors an annual retainer of $3,000 payable quarterly (pro rata for a portion of the year) and a fee of $750 for each Board meeting attended. The following table sets forth the compensation paid or owed to the Directors for their services to the Fund during the Fund's fiscal year ended March 31, 2004. In addition to the fees listed below, the Directors were also reimbursed for all reasonable expenses incurred in the execution of their duties.

                                                         PENSION OR
                                                         RETIREMENT
                                        AGGREGATE     BENEFITS ACCRUED   ESTIMATED ANNUAL      TOTAL
NAME AND                               COMPENSATION   AS PART OF FUND       RETIREMENT      COMPENSATION
POSITION                               PAID BY FUND       EXPENSES           BENEFITS        FROM FUND
--------                               ------------   ----------------   ----------------   ------------
David P. Greer.......................     $6,750            -0-                -0-             $6,750
President and Director
Joseph Caggiano......................     $6,750            -0-                -0-             $6,750
Director
Harry A. Koch, Jr.*..................     $6,750            -0-                -0-             $6,750
Director
Robert A. Reed.......................     $6,750            -0-                -0-             $6,750
Director
Gary Witt*...........................     $6,750            -0-                -0-             $6,750
Director

---------------

* Resigned after March 31, 2004.

     For their services in fiscal 2005, the Fund pays the Independent Directors an annual retainer of $3,000 payable quarterly (pro rata for a portion of the year) and a fee of $750 for each Board meeting attended. In addition to the fees listed, the Independent Directors are also reimbursed for all reasonable expenses incurred in the execution of their duties.

BENEFICIAL INTEREST OF NOMINEES

     As of December 31, 2004, the nominees or officers as a group owned less than 1% of the outstanding shares of the Fund. The table in Appendix D shows the dollar range of the equity securities of the Fund owned by each nominee.

REQUIRED VOTE AND RECOMMENDATION OF THE BOARD OF DIRECTORS

     A plurality of the votes cast at the Meeting is required to elect a Director. The Fund's shares have cumulative voting rights meaning that each shareholder is entitled to cast the number of votes determined by multiplying the total number of shares of all Portfolios owned by the shareholder by the number of nominees (three) and casting all the votes for one nominee, or distributing them among two or more nominees. Shareholders who wish to cumulate their votes must attend the Meeting and vote in person. This Proxy Statement does not solicit discretionary authority to cumulate votes. If elected by shareholders, Mr. Reed and Ms. Den Herder will continue in office and Mr. Parker will take office immediately after the meeting.

     THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT SHAREHOLDERS VOTE FOR THE ELECTION OF THE NOMINEES TO THE BOARD.

ACCOUNTING MATTERS

     The Board, including a majority of the Independent Directors, has selected KPMG, LLP ("KPMG") to continue to serve as independent auditors of the Fund for the fiscal year ending March 31, 2005. KPMG has served as the Fund's independent auditor since the inception of the Fund in 1995, and has no direct financial interest or material indirect financial interest in the Fund. Representatives of KPMG, LLP are not expected to be present at the Meeting but will be available if required and will have the opportunity, at their discretion, to make a statement and to respond to appropriate shareholder questions.

     KPMG's audit services for the fiscal year ended March 31, 2004 included: auditing the Fund's annual financial statements; reviewing the Fund's federal and state income tax returns; reviewing the Fund's federal excise tax return; consulting with the Fund's Audit Committee; engaging in routine consultations on financial accounting and reporting matters.

     In the performance of its oversight function, the Audit Committee has considered and discussed the audited financial statements with management and the independent auditors of the Fund. The Audit Committee also has discussed with the independent auditors the matters required to be discussed by Statement on Auditing Standards No. 61, "Communication with Audit Committees," as currently in effect. Further, the Audit Committee has considered whether the provision by the Fund's independent auditors of non-audit services to the Fund is compatible with maintaining the independent auditors' independence. Finally, the Audit Committee has received the written disclosures and the letter from the independent auditors required by Independence Standards Board Standard No. 1, "Independence Discussions with Audit Committees," and has discussed with the independent auditors the independence of the independent auditors.

     Based upon the reports and discussions described in this report, and subject to the limitations on the role and responsibilities of the Audit Committee referred to above and in the Audit Committee Charter, the Audit Committee recommended to the Board of the Fund that the audited financial statements of the Fund be included in the Fund's annual report to shareholders for the year ended March 31, 2004.

AUDIT FEES

     KPMG billed the Fund the following aggregate fees for the Fund's fiscal years ended March 31, 2003 and March 31, 2004:

                                                          AUDIT-RELATED              ALL OTHER
FISCAL YEAR                                  AUDIT FEES       FEES        TAX FEES     FEES
-----------                                  ----------   -------------   --------   ---------
2003.......................................   $84,810        $26,730      $22,000      $-0-
2004.......................................   $99,972        $37,330      $25,350      $-0-

     During fiscal 2003 and 2004, KPMG did not provide any non-audit services to any entity controlling, controlled by or under common control with either investment adviser to the Fund.

     The Audit Committee pre-approves all audit and non-audit services provided by KPMG or any independent auditors engaged by the Fund and any non-audit or audit-related services provided to its service affiliates, which have an impact on the Fund in accordance with certain pre-approval policies and procedures. The Audit Committee approves the engagement of the independent auditors for each fiscal year, and a majority of the Fund's Independent Directors approve the engagement. The Audit Committee may pre-approve the provision of types or categories of non-audit services for the Fund and permissible non-audit services for the Fund's service affiliates on an annual basis at the time of the independent auditors' engagement and on a project-by-project basis. At the time of the annual engagement of the Fund's independent auditor, the Audit Committee receives a list of the categories of expected services with a description and an estimated budget of fees. In its pre-approval, the Audit Committee must determine that the provision of the service is consistent with, and will not impair, the ongoing independence of the independent auditor and set any limits on fees or other conditions it finds appropriate. Non-audit services may also be approved on a project-by-project basis by the Audit Committee consistent with the same standards for determination and information.

FINANCIAL INFORMATION SYSTEMS DESIGN AND IMPLEMENTATION FEES

     During the fiscal year ended March 31, 2004, KPMG did not provide services relating to the design or implementation, and did not directly or indirectly operate or supervise the operation of financial information systems of the Fund, the advisers, or entities controlling, controlled by or under common control with the advisers that provide services to the Fund.

     The Audit Committee of the Board has considered the nature of the non-audit services rendered by KPMG and does not consider them incompatible with KPMG's independence.

                                   PROPOSAL 2

                                  APPROVAL OF
                         INVESTMENT ADVISORY AGREEMENT
                       (BALANCED FUND SHAREHOLDERS ONLY)

     We are asking shareholders of the Balanced Fund to approve an Investment Advisory Agreement (the "New Agreement") between the Balanced Fund and Tributary Capital Management, L.L.C. ("Tributary"). Tributary is the corporate successor to FNC Fund Advisors ("FNC"), which already serves as investment adviser to the Colorado Tax-Free Fund and the Growth Opportunities Fund. Tributary would replace FNB Fund Advisors ("FNB"), the present investment adviser. Both Tributary and FNB are owned by First National of Nebraska, Inc. ("FNNI").

     THE TERMS OF THE NEW AGREEMENT ARE IDENTICAL IN ALL MATERIAL RESPECTS TO THE EXISTING AGREEMENT WITH FNB.

REASONS FOR THE PROPOSAL

     Since its inception in 1996, the Balanced Fund has contracted with FNB for investment advice. In recent years, the team of FNB employees managing the Balanced Fund has sought increasing input from the staff of its affiliate, FNC (now Tributary) in making investment decisions for the Balanced Fund. In particular, David Jordan, now Managing Director of Tributary, has acted as a dual employee of FNC and FNB for purposes of assisting in the management of the Balanced Fund.

     The Proposal would recognize the contribution of Mr. Jordan and his investment staff by making Tributary the investment adviser to the Balanced Fund. All other terms of the present advisory agreement with FNB, including compensation, would remain unchanged.

CONSIDERATION BY THE BOARD OF DIRECTORS

     At an in-person meeting of the Board held on February 14, 2005, the Directors, including the Independent Directors (none of whom is a party to the New Agreement) unanimously approved the proposed New Agreement, and found that the New Agreement is in the best interests of the Balanced Fund and its shareholders. Among other factors, the Board considered:

     - the duties of the investment adviser and the compensation paid to the investment adviser, .75% of the Fund's average daily net assets, which the Board has previously determined to be fair and reasonable, will remain unchanged;

     - the investment objective and principal investment strategies of the Balanced Fund will remain unchanged;

     - the investment performance of the Balanced Fund for the three months ended December 31, 2004, for the year then ended and for the three years then ended, has significantly exceeded the Lipper Balanced Fund Index for the same periods;

     - the fees to be charged by Tributary are comparable to the fees paid by other balanced funds and by other Portfolios of the Fund;

     - that the Board believes Mr. Jordan and his staff should be the sole managers for the investments of the Balanced Fund; and

     - that clarifying the responsibility for the Balanced Fund's investment performance will produce greater accountability to shareholders.

     A copy of the New Agreement is included as Appendix E.

TRIBUTARY

     Tributary is a limited liability company organized under Colorado law, and is the successor to the business of FNC. Tributary is a subsidiary of First National Bank of Colorado, which is a subsidiary of FNNI. Tributary presently manages the Colorado Tax-Free Fund and the Growth Opportunities Fund.

     Tributary acts through its Managing Director, David Jordan, and its employees. Mr. Jordan, whose business address is 215 West Oak Street, Fort Collins, Colorado 80522, has been the Chief Investment Officer for Tributary, and its predecessor FNC, for more than five years.

INTERESTED PERSONS OF THE FUND

     Ms. Den Herder is deemed to be an "interested person" of the Fund because of her position with FNBO. Ms. Den Herder's principal occupation and address are shown under Proposal 1. She does not hold directorships in companies that file periodic reports with the SEC or in other investment companies.

ADVISORY FEES

     The Fund pays FNB and Tributary, for their services to the Portfolios of the Fund, a fee based on an annual percentage of the average daily net assets of each Portfolio. Net advisory fees paid by the Fund for the fiscal year ended March 31, 2004 are shown in Appendix F.

COMMISSIONS PAID BY THE FUND TO AFFILIATED BROKERS

     For the fiscal year ended March 31, 2004, the Fund paid no commissions on securities transactions to any broker affiliated with FNB, Tributary or the Fund.

REQUIRED VOTE AND RECOMMENDATION OF THE BOARD OF DIRECTORS

     The affirmative vote of a majority of the Balanced Fund's outstanding voting securities (as defined in the Investment Company Act) is required to approve the New Agreement. The Investment Company Act defines a vote of a majority of a fund's outstanding voting securities as the lesser of (a) 67% or more of the shares represented at the meeting if more than 50% of the shares entitled to vote are so represented, or (b) more than 50% of the shares entitled to vote. If approved by shareholders this proposal will take effect immediately following the meeting.

     THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT SHAREHOLDERS VOTE FOR THE NEW AGREEMENT.

                                 OTHER MATTERS

OTHER BUSINESS

     The Board knows of no other business to be brought before the Meeting other than as set forth above. If, however, any other matters properly come before the Meeting, it is the intention of the persons named in the enclosed form of proxy to vote on such matters in accordance with their best judgment.

VOTING INFORMATION

     The vote required to approve a proposal is set forth at the end of the description of that proposal. As of the close of business on February 25, 2005, the record date, there were 46,343,791 outstanding shares of the Fund, including 2,133,422 shares of the Balanced Fund. Appendix G provides a list of outstanding shares of each Portfolio. Shares of all of the Portfolios have equal rights and privileges with all other shares of the

Portfolios and entitle their holders to one vote per share in his or her name, with proportional voting for fractional shares. The Fund's shares have cumulative voting rights. The effect of cumulative voting is described in Proposal 1.

     The persons named in the enclosed proxy will vote shares of the Fund in accordance with instructions received from shareholders. Shares held by shareholders present in person or represented by proxy at the Meeting will be counted both for the purpose of determining the presence of a quorum and for calculating the votes cast on any proposal before the Meeting. Shares represented by timely and properly executed proxies will be voted as specified. Executed proxies that are unmarked will be voted in favor of the proposals set forth in the Notice.

     A proxy may be revoked at any time prior to its exercise by written notice, by execution of a subsequent proxy, or by attending the Meeting and voting in person. However, attendance at the Meeting, by itself, will not serve to revoke a proxy. An abstention on any proposal by a shareholder will be counted for purposes of establishing a quorum, but does not constitute a vote "for" or "against" a matter and will be disregarded in determining "votes cast" on an issue. An abstention has the same effect as a negative vote with respect to Proposal 2. Broker non-votes (i.e. proxies from brokers or nominees indicating that such persons have not received instructions from the beneficial owner or other person entitled to vote shares on a particular matter with respect to which the brokers or nominees do not have discretionary voting power) will be treated the same as abstentions. Pursuant to the rules and policies of the New York Stock Exchange ("NYSE"), members of the NYSE may vote on Proposal 1 without instructions from beneficial owners of the Fund's shares, but may not vote on Proposal 2 without instructions from beneficial owners.

     In the event that a sufficient number of votes to approve a proposal is not received, FNB may propose one or more adjournments of the Meeting to permit further solicitation of voting instructions, or for any other purpose. A vote may be taken on any proposal prior to an adjournment if sufficient votes have been received for approval. Any adjournment will require the affirmative vote of a majority of those shares represented at the meeting in person or by proxy. Unless otherwise instructed, proxies will be voted in favor of any adjournment. At any subsequent reconvening of the Meeting, proxies will (unless previously revoked) be voted in the same manner as they would have been voted at the Meeting.

SHAREHOLDER COMMUNICATION WITH THE BOARD OF DIRECTORS

     Shareholders may address correspondence that relates to the Fund, to the Board as a whole or to individual members and send such correspondence to the Fund's Secretary at the Fund's principal executive office: First Focus Funds, Inc., One First National Center, 1620 Dodge Street, Omaha, Nebraska 68102. Upon receipt, all such shareholder correspondence will be directed to the attention of the addressee.

INFORMATION ABOUT THE INVESTMENT ADVISERS

     For seven of the nine Funds (the Short/Intermediate Bond Fund, the Balanced Fund, the Core Equity Fund, the Small Company Fund, the Income Fund, the Nebraska Tax-Free Fund and the International Equity Fund), FNB Fund Advisers ("FNB"), a division of First National Bank of Omaha ("FNBO"), One First National Center, 1620 Dodge Street, Omaha, Nebraska, is the investment adviser. FNB is a registered investment adviser under the federal Investment Advisers Ace of 1940.

     FNBO is a subsidiary of First National of Nebraska, Inc., a Nebraska corporation with total assets of about $16 billion as of December 31, 2004. FNBO offers clients a full range of financial services and has more than 65 years of experience in trust and investment management. As of December 31, 2004, FNB had about $8.39 billion in assets under administration, with about $2.2 billion under management.

     The Growth Opportunities Fund and Colorado Tax-Free Fund are advised by Tributary Capital Management, L.L.C. ("Tributary"), formerly FNC Fund Advisers, a subsidiary of FNNI. Tributary is a registered investment adviser under the federal Investment Advisers Act of 1940. As of December 31, 2004, Tributary had approximately $142 million under investment management.

     KBC Asset Management International LTD ("KBCAM"), a subsidiary of KBCAM Limited, located at Joshua Dawson House, Dawson Street, Dublin 2, Ireland, serves as the investment sub-adviser to the International Equity Fund. KBCAM, a registered investment adviser under the Investment Advisers Act of 1940, provides investment advisory services to individuals, investment companies and other institutions. As of December 31, 2004, KBCAM Limited had $7.92 billion in assets under management. KBCAM is part of the KBC Bank and Insurance Group NV. KBC Group is a major financial services group with headquarters in Brussels, Belgium.

     FNB and Tributary (collectively, the "Advisers") supervise and administer the investment program for the Funds. Supervised by the Board of Directors and following each Fund's investment objectives and restrictions, each Adviser (or, as to the International Equity Fund, the sub-adviser):

     - manages a Fund's investments;

     - makes buy/sell decisions and places the orders; and

     - keeps records of purchases and sales.

     Investment decisions for the Funds are made by committees or teams of Adviser or Sub-Adviser personnel. No one person is primarily responsible for making investment recommendations.

FEES

     FNB receives an advisory fee from the seven Funds it advises. Computed daily and paid monthly, the fee is a percent of each Fund's average daily net assets at these annual rates:

     - Small Company Fund: 0.85%

     - Core Equity Fund: 0.75%

     - Balanced Fund: 0.75%

     - Short/Intermediate Bond Fund: 0.50%

     - Income Fund: 0.60%

     - Nebraska Tax-Free Fund: 0.70%

     - International Equity Fund: 1.00%

     Similarly, Tributary's fee for advising the Growth Opportunities Fund is 0.75%, and for advising the Colorado Tax-Free Fund is 0.70%, of average daily net assets, or a lesser fee agreed to in writing.

     The Advisers may choose to waive all or some of their advisory fees, which will cause a Fund's yield and total return to be higher than it would be without the waiver. The Advisers may end such waivers anytime and may not seek reimbursement.

ADMINISTRATOR AND DISTRIBUTOR

     BISYS Fund Services Ohio, Inc., 3435 Stelzer Road, Columbus, Ohio 53219, is Administrator for each Fund, providing clerical, compliance, regulatory, accounting and other services. BISYS Fund Services, Limited Partnership, an affiliate of the Administrator, is Distributor for the Funds.

DIRECTORS AND OFFICERS

     As of the record date, the officers and Directors of the Fund as a group beneficially owned less than 1% of the outstanding shares of any Portfolio.

PRINCIPAL SHAREHOLDERS

     As of the record date, the persons shown on Appendix H were the only persons known to the Fund to be the record or beneficial owners of 5% or more of any Portfolio of the Fund. The Fund believes that most of the shares referred to on Appendix H were held by such holders in accounts for their fiduciary, agency or custodial accounts.

EXPENSES OF THE MEETING

     The Fund will pay for the cost of the Meeting, and any adjournment thereof, the preparation, printing and mailing of the enclosed proxy, Notice and this Proxy Statement, and all other costs incurred in connection with the solicitation of Voting Instructions.

PROPOSALS FOR FUTURE SHAREHOLDER MEETINGS

     The Fund does not intend to hold shareholder meetings each year, but meetings may be called by the Directors from time to time. Proposals of shareholders that are intended to be presented at a future shareholder meeting must be received by the Fund in writing at a reasonable time prior to the date of a meeting of shareholders to be considered for inclusion in the proxy materials for a meeting. Timely submission of a proposal does not, however, necessarily mean that the proposal will be included. A shareholder who wishes to make a proposal at the next meeting of shareholders, without including the proposal in the Fund's proxy statement, must notify the Secretary of the Fund in writing of such proposal within a reasonable time prior to the date of the meeting. If a shareholder fails to give timely notice, then the persons named as proxies in the proxies solicited by the Board for the next meeting of shareholders may exercise discretionary voting power with respect to any such proposal.

LEGAL PROCEEDINGS

     There are no material pending legal proceedings to which any Director, or nominee or affiliated person of such Director or nominee is a party adverse to the Fund or any of its affiliated persons or has a material interest adverse to the Fund or any of its affiliated persons.

     PLEASE TAKE A FEW MOMENTS TO COMPLETE YOUR VOTING INSTRUCTIONS PROMPTLY. ONLY SIGNED AND DATED VOTING INSTRUCTIONS RECEIVED BY 8:00 A.M. EASTERN TIME ON APRIL 21, 2005 AT THE ADDRESS SHOWN ON THE ENCLOSED POSTAGE PAID ENVELOPE WILL BE COUNTED.

                                          By Order of the Directors

                                          Timothy Bresnahan,
                                          Secretary

                                   APPENDIX A

     The following table sets forth the name, address, age, positions, length of service and employment history for each present officer of the Fund.

                         EXECUTIVE OFFICERS OF THE FUND

David P. Greer                President and       Since 1994        Trust Officer, First
3623 S. 107th Ave. Cir.       Director                              National Bank of Omaha
Omaha, NE 68124                                                     (1987-1994); presently
Age: 74                                                             retired
Michael A. Grunewald          Vice President      Since October,    Director of Client Services,
3435 Stelzer Road                                 2003              BISYS Fund Services (1997-
Columbus, OH 43219                                                  present)
Age: 34
Trent M. Statczar             Treasurer           Since October,    Vice President of Financial
3435 Stelzer Road                                 2003              Services, BISYS Fund
Columbus, OH 43219                                                  Services (1993-present)
Age: 32
Timothy J. Bresnahan          Secretary           Since February,   Assistant Counsel, BISYS
3435 Stelzer Road                                 2005              Fund Services (February
Columbus, OH 43219                                                  2005-present); Associate,
Age: 36                                                             Greenberg Traurig, P.A.
                                                                    (March 2004-February 2005);
                                                                    Legal Product Specialist,
                                                                    Deutsche Bank Asset
                                                                    Management (November 2003-
                                                                    February 2004); Associate,
                                                                    Goodwin Proctor LLP
                                                                    (September 2001-February
                                                                    2003); Law Student (August
                                                                    1999-May 2001)
Alaina V. Metz                Assistant           Since October,    Vice President, Blue Sky
3435 Stelzer Road             Secretary           2003              Compliance, BISYS Fund
Columbus, OH 43219                                                  Services (1995-present)
Age: 37

                                   APPENDIX B

                            FIRST FOCUS FUNDS, INC.

                            AUDIT COMMITTEE CHARTER

                            (AS OF FEBRUARY 5, 2004)

     1. The Audit Committee of the Board of Directors of First Focus Funds, Inc. (the "Funds") shall be composed entirely of directors who are not "interested persons" of the Funds as defined in the Investment Company Act of 1940, as amended.

     2. Membership of the Audit Committee shall be determined by the full Board of Directors from time to time at its sole discretion.

          (a) At least annually, the Board of Directors shall determine whether one or more "audit committee financial experts," as such term is defined by the Securities and Exchange Commission, are members of the Audit Committee and whether any such expert is "independent." For purposes of this finding only, in order to be considered "independent," any such expert may not, other than in his or her capacity as a member of the Audit Committee, the Board of Directors, or any other Board committee: accept directly or indirectly any consulting, advisory, or other compensatory fee from the Funds.

          (b) Notwithstanding any such designation, each member of the Audit Committee is expected to contribute significantly to the work of the Audit Committee. Moreover, it is expected that designation as an audit committee financial expert will not increase the duties, obligations or liability of the designee(s) as compared to the duties, obligations and liabilities imposed on the designee(s) as a member of the Audit Committee and of the Board of Directors.

     3. The purposes of the Audit Committee are:

          (a) to oversee the Funds' accounting and financial reporting policies and practices, its internal controls and, as appropriate, the internal controls of certain service providers;

          (b) to oversee the quality and objectivity of the Funds' financial statements and the independent audit thereof; and

          (c) to act as a liaison between the Funds' independent public accountant (the "Auditor") and the full Board of Directors.

     The function of the Audit Committee is oversight; it is management's responsibility to maintain appropriate systems for accounting and internal control, and the Auditor's responsibility to plan and carry out a proper audit.

     4. The Auditor shall report directly to the Audit Committee.

     5. To carry out its purposes, the Audit Committee shall have the following duties, powers and responsibilities:

          (a) The Audit Committee shall approve and recommend to the full Board of Directors the selection, retention or termination of the Auditor. In connection therewith, the Audit Committee shall evaluate the independence of the Auditor, and shall consider, among other things, whether the Auditor provides any consulting, audit or non-audit services to the Fund's investment advisers (the "Advisers") or its affiliates, and the Auditor's specific representations as to its independence.

          (b) The Audit Committee shall meet with the Auditor, including private meetings, as necessary (i) to review the arrangements for and scope of the Funds' annual audit and any special audits; (ii) to discuss critical accounting policies and practices to be used in the annual audit and all alternative treatments of financial information within generally accepted accounting principles that have been discussed with management, the ramifications of the use of such alternative treatments, and the treatments preferred by the Auditor; (iii) to discuss any matters of concern relating to the Funds' financial statements, including any adjustments to such statements recommended by the Auditor, or other results of such audits; (iv) to consider the Auditor's comments with respect to the Funds' financial policies, procedures and internal accounting controls and management's responses thereto; (v) to review the form of opinion the Auditor proposes to render to the Board of Directors and the Funds' shareholders; (vi) to provide the Auditor the opportunity to report to the Audit Committee, on a timely basis, copies of any material written communication between the Auditor and management such as any management letter or schedule of unadjusted differences; and (vii) to receive disclosure from the Auditor regarding all services provided by the Auditor to the Funds, including the fees associated with those services, at least annually, and if the annual communication is not made within 90 days before the filing of the Funds' annual report, to receive an update, in the 90 day period before the filing, of any changes to the previously reported information. The Audit Committee shall consider the effect upon the Funds of any matters reported to it by the Auditor.

          (c) The Audit Committee shall pre-approve all auditing services and permissible non-audit services (e.g., tax services) to be provided to the Funds by the Auditor, including the fees therefor. The Audit Committee may delegate to one or more of its members the authority to grant pre-approvals. In connection with such delegation, the Audit Committee shall establish pre-approval policies and procedures, including the requirement that the decisions of any member to whom authority is delegated under this section (c) shall be presented to the full Audit Committee at each of its scheduled meetings.

             (i) The Auditor may not perform contemporaneously any of the following non-permissible non-audit services for the Funds:

                (1) bookkeeping or other services related to the accounting records or financial statements of the Funds;

                (2) financial information systems design and implementation;

                (3) appraisal or valuation services, fairness opinions, or contribution-in-kind reports;

                (4) actuarial services;

                (5) internal audit outsourcing services;

                (6) management functions or human resources;

                (7) broker or dealer, investment adviser, or investment banking services;

                (8) legal services and expert services unrelated to the audit;
           and

                (9) any other service that the Public Company Accounting Oversight Board determines, by regulation, is impermissible.

             (ii) Pre-approval for a non-audit service is not required if: (1) the aggregate amount of all such non-audit services is not more than 5% of the total revenues paid by the Fund to the Auditor in the fiscal year in which the non-audit services are provided; (2) such services were not recognized by the Funds at the time of the engagement to be non-audit services; and (3) such services are promptly brought to the attention of the Audit Committee and approved prior to the completion of the audit by the Audit Committee or by one or more members of the Audit Committee to whom authority to grant such approvals has been delegated by the Audit Committee.

          (d) The Audit Committee shall pre-approve the Auditor's engagements for non-audit services with the Advisers and any affiliate of the Advisers that provides ongoing services to the Funds in accordance with paragraph
     (c) above, if the engagement relates directly to the operations and financial reporting of the Funds, unless the aggregate amount of all services provided constitutes no more than 5% of the total amount of revenues paid to the Auditor by the Funds, the Advisers and any affiliate of the Advisers that provides ongoing services to the Funds during the fiscal year in which the services are provided that would have to be pre-approved by the Audit Committee pursuant to this paragraph (without regard to this exception).

          (e) The Audit Committee shall investigate any improprieties or suspected improprieties in Fund operations that are brought to the attention of the Audit Committee.

          (f) The Audit Committee shall report its activities to the full Board of Directors on a regular basis and make such recommendations with respect to the above and other matters as the Audit Committee may deem necessary or appropriate.

     6. The Audit Committee shall meet on a regular basis and is empowered to hold special meetings as circumstances require.

     7. The Audit Committee shall regularly meet with the Treasurer of the Funds, and with internal auditors, if any, for the Advisers and the Administrator.

     8. The Audit Committee shall have the resources and authority appropriate to discharge its responsibilities, including the authority to retain special counsel and other experts or consultants at the expense of the appropriate Funds.

Adopted February 5, 2004

                                   APPENDIX C

                         NOMINATIONS COMMITTEE CHARTER

                            FIRST FOCUS FUNDS, INC.

     This charter sets forth the purpose, authority, and responsibilities of the Nominations Committee of the Board of Directors of the First Focus Funds, Inc., a Nebraska Corporation (the "Company").

PURPOSE

     The Nominations Committee (the "Committee") has as its primary purpose responsibility for the nomination of a person or persons to serve as a member of the Board of Directors of the Company.

AUTHORITY

     The Committee has been duly established by the Board of Directors of the Company, and shall be provided with appropriate resources to effectively discharge its responsibilities.

COMPOSITION AND TERM OF COMMITTEE MEMBERS

     The Committee shall be comprised of members of the Company's Board of Directors, Exhibit A. Members of the Committee shall be independent Directors, i.e., not interested persons of the Company, as defined in the Investment Company Act of 1940, as amended (the "1940 Act"). The members of the Committee shall designate one member to serve as Chairman of the Committee.

     Each member of the Committee shall serve until a successor is appointed.

MEETINGS

     Meetings of the Committee will be called on an "as needed" basis by the Chairman. If requested to do so by a majority of the Committee, the Chairman shall call such a meeting. Meetings may be held as often as deemed appropriate.

     Minutes of each meeting will be taken and circulated to all members of the Committee in a timely manner. Counsel to the Company will serve as counsel to the Committee, and will be responsible for maintaining the minutes of the Committee's meetings.

RESPONSIBILITIES

     In the event a vacancy exists on the Board of Directors of the Company, or a vacancy is anticipated, or in the event that the Board determines it should be expanded, the Committee shall consider whether it is in the best interests of the Company and its shareholders to nominate an independent person or an interested person to fill the vacancy. All candidates must complete and return to counsel a questionnaire regarding independence prior to being nominated.

     If the Committee determines it is in the best interests of the Company and its shareholders to nominate an independent person, the Committee may consider candidates recommended by members of the Committee, candidates recommended by other members of the Board of Directors, candidates recommended by shareholders, or candidates recommended by the Company's management. Each candidate will be evaluated by the Committee in terms of relevant business and industry experience that would enable the candidate to serve effectively, as well as his or her compatibility with respect to business philosophy and personal style. Particular attention shall be devoted to ensuring independence in both substance and appearance. If the Committee determines that it is desirable to locate a candidate who is qualified to act as an Audit Committee Financial Expert, the Committee shall consult with the Audit Committee with respect to the prospective nominee(s) involved. When a viable candidate has been identified, the members of the Committee will conduct in-person interviews of each such candidate and require completion of a standardized questionnaire regarding independence. When all of the candidates recommended to the Committee have been evaluated and interviewed, the Committee will determine which of the viable candidates should be presented to the Board of Directors of the Company for selection to become a member of the Board of Directors of the Company.

     If the Committee determines it is in the best interests of the Company and its shareholders to nominate an interested person, the Committee may consider candidates recommended by members of the Committee, other members of the Board of Directors, or candidates recommended by the Company's management. Each candidate will be evaluated by the Committee in terms of relevant business and industry positions and/or experience that would enable the candidate to serve effectively as an interested Director, as well as his or her compatibility with respect to business philosophy and personal style. When all of the candidates recommended to the Committee have been evaluated, the Committee will determine which of the viable candidates should be presented to the Board of Directors of the Company for selection to become a member of the Board of Directors of the Company.

CONSIDERATION OF CANDIDATES RECOMMENDED BY SHAREHOLDERS

     The Committee will consider and evaluate nominee candidates properly submitted by shareholders on the same basis as it considers and evaluates candidates recommended by other sources. Exhibit B to this Charter, as it may be amended from time to time by the Committee, sets forth procedures that must be followed by shareholders to submit properly a nominee candidate to the Committee (recommendations not properly submitted in accordance with Exhibit B will not be considered by the Committee).

Adopted November 15, 2004

                                   EXHIBIT A

Nominations Committee Members:

Robert A. Reed
Joseph Caggiano

Chairman of the Nominations Committee:

David P. Greer

                                   EXHIBIT B

            PROCEDURES FOR SHAREHOLDERS TO SUBMIT NOMINEE CANDIDATES

                            AS OF NOVEMBER 15, 2004

     A shareholder of a series of the Company must follow the following procedures in order to submit properly a nominee recommendation for the Committee's consideration.

1. The shareholder must submit any such recommendation (a "Shareholder Recommendation") in writing to the Company, to the attention of the Secretary, at the address of the principal executive offices of the Company. Once each quarter, if any Shareholder Recommendations have been received by the Secretary during the quarter, the Secretary will inform the Committee of the new Shareholder Recommendations. Because the Company does not hold annual or other regular meetings of shareholders for the purpose of electing Directors, the Committee will accept Shareholder Recommendations on a continuous basis.

2. All Shareholder Recommendations properly submitted to the Company will be held by the Secretary until such time as the Committee instructs the Secretary to discard a Shareholder Recommendation following a Director Consideration Meeting or an Interim Evaluation (each as defined below).

3. At a meeting where the Committee convenes to consider candidates to fill Board vacancies or newly created Board positions (a "Director Consideration Meeting"), the Committee will consider each Shareholder Recommendation then held by the Secretary. Following a Director Consideration Meeting, the Committee may instruct the Secretary to discard any or all of the Shareholder Recommendations currently held by the Secretary.

4. The Committee may, in its discretion and at any time, convene to conduct an evaluation of validly submitted Shareholder Recommendations (each such meeting, an "Interim Evaluation") for the purpose of determining which Shareholder Recommendations will be considered at the next Director Consideration Meeting. Following an Interim Evaluation, the Committee may instruct the Secretary to discard any or all of the Shareholder Recommendations currently held by the Secretary.

5. The Shareholder Recommendation must include: (i) a statement in writing setting forth (A) the name, age, date of birth, business address, residence address and nationality of the person recommended by the shareholder (the "candidate"); (B) the number of shares of each series (and class, if appropriate) of the Company owned of record or beneficially by the candidate, as reported to such shareholder by the candidate; (C) any other information regarding the candidate requested by the Committee based on applicable Federal disclosure requirements; and (D) whether the recommending shareholder believes that the candidate is or will be an "interested person" of the Company (as defined in the Investment Company Act of 1940, as amended) and, if not an "interested person," information regarding the candidate that will be sufficient for the Company to make such determination; (ii) the written and signed consent of the candidate to be named as a nominee and to serve as a Company if elected; (iii) the recommending shareholder's name as it appears on the Company's books; (iv) the number of shares of each series (and class, if applicable) of the Company owned beneficially and of record by the recommending shareholder; and (v) a description of all arrangements or understandings between the recommending shareholder and the candidate and any other person or persons (including their names) pursuant to which the recommendation is being made by the recommending shareholder. In addition, the Committee may require the candidate to furnish such other information as it may reasonably require or deem necessary to determine the eligibility of such candidate to serve on the Board or to satisfy applicable law.

                                   APPENDIX D

                            NOMINEE STOCK OWNERSHIP

     The following table shows the dollar amount of stock beneficially owned, by each Director Nominee, in each Portfolio of First Focus Funds, Inc., and in all Portfolios in the aggregate, as of December 31, 2004.

FIRST FOCUS PORTFOLIO                               ROBERT A. REED   JULIE DEN HERDER   GARY D. PARKER
---------------------                               --------------   ----------------   --------------
Short Intermediate Bond Fund......................       -0-                 -0-             -0-
Income Fund.......................................       -0-             $15,815             -0-
Nebraska Tax-Free Fund............................       -0-                 -0-             -0-
Colorado Tax-Free Fund............................       -0-                 -0-             -0-
Balanced Fund.....................................       -0-                 -0-             -0-
Core Equity Fund..................................       -0-                 -0-             -0-
Growth Opportunities Fund.........................       -0-                 -0-             -0-
Small Company Fund................................       -0-               5,584             -0-
International Equity Fund.........................       -0-                 -0-             -0-
                                                         ---             -------             ---
  Aggregate.......................................       -0-             $21,399             -0-
                                                         ===             =======             ===

                                   APPENDIX E

                         INVESTMENT ADVISORY AGREEMENT

     AGREEMENT executed as of February 14, 2005, and effective as set forth on Schedule A hereto, between FIRST FOCUS FUNDS, INC., a Nebraska corporation (herein called the "Company"), and TRIBUTARY CAPITAL MANAGEMENT, L.L.C., (herein called the "Investment Adviser").

     WHEREAS, the Company is registered as an open-end, diversified, management investment company under the Investment Company Act of 1940, as amended ("1940 Act"); and

     WHEREAS, the Company desires to retain the Investment Adviser to furnish investment advisory and administrative services to a newly created investment portfolio of the Company, and may retain the Investment Adviser to serve in such capacity to certain additional investment portfolios of the Company, all as now or hereafter may be identified in Schedule A hereto (such initial investment portfolio and any such additional investment portfolios together called the "Funds"), and the Investment Adviser represents that it is willing and possesses legal authority to so furnish such services without violation of applicable laws and regulations;

     NOW, THEREFORE, in consideration of the premises and mutual covenants herein contained, it is agreed between the parties hereto as follows:

     1. Appointment. The Company hereby appoints the Investment Adviser to act as investment adviser to the Funds for the period and on the terms set forth in this Agreement. The Investment Adviser accepts such appointment and agrees to furnish the services herein set forth for the compensation herein provided. Additional investment portfolios may from time to time be added to those covered by this Agreement by the parties executing a new Schedule A which shall become effective upon its execution and shall supersede any Schedule A having an earlier date.

     2. Delivery of Documents. The Company has furnished the Investment Adviser with copies properly certified or authenticated of each of the following:

          a. the Company's Articles of Incorporation, executed as of October 12, 1994, and as filed with the Secretary of State of Nebraska on October 12, 1994, and any and all amendments thereto or restatements thereof (such document as presently in effect and as it shall from time to time be amended or restated, is herein called the "Articles");

          b. the Company's By-Laws and any amendments thereto;

          c. resolutions of the Company's Board of Directors authorizing the appointment of the Investment Adviser and approving this Agreement;

          d. the Company's Notification of Registration on Form N-8A under the 1940 Act as filed with the Securities and Exchange Commission ("SEC") on November 1, 1994, and all amendments thereto;

          e. the Company's Registration Statement on Form N-1A under the Securities Act of 1933, as amended ("1933 Act"), (File No. 33-85982), and under the 1940 Act as filed with the SEC and all amendments thereto; and

          f. the most recent Prospectus and Statement of Additional Information of each of the Funds (such Prospectus and Statement of Additional Information, as presently in effect, and all amendments and supplements thereto, are herein collectively called the "Prospectus").

     The Company will furnish the Investment Adviser from time to time with copies of all amendments of or supplements to the foregoing.

     3. Management. Subject to the supervision of the Company's Board of Directors, the Investment Adviser will provide a continuous investment program for the Funds, including investment research and management with respect to all securities and investments and cash equivalents in the Funds. The Investment Adviser will determine from time to time what securities and other investments will be purchased, retained or sold by the

Company, with respect to the Funds. The Investment Adviser will provide the services under this Agreement in accordance with each of the Fund's investment objectives, policies, and restrictions as stated in the Prospectus and resolutions of the Company's Board of Directors. With the approval of the Company's Board of Directors, and subject to applicable provisions of the 1940 Act, the Investment Adviser may appoint sub-advisers to assist it in the performance of its duties hereunder. The Investment Adviser further agrees that it:

          a. will use the same skill and care in providing such services as it uses in providing services to fiduciary accounts for which it has investment responsibilities;

          b. will conform with all applicable Rules and Regulations of the SEC, including but not limited to, Rules 17f-2 and 17f-4 of the 1940 Act and in addition will conduct its activities under this Agreement in accordance with any applicable regulations of any governmental authority pertaining to the investment advisory activities of the Investment Adviser;

          c. will not make loans to any person to purchase or carry shares of the Company or make loans to the Company;

          d. will place orders pursuant to its investment determinations for the Funds either directly with the issuer or with any broker or dealer. In placing orders with brokers and dealers, the Investment Adviser will attempt to obtain prompt execution of orders in an effective manner at the most favorable price. Consistent with this obligation and to the extent permitted by the 1940 Act, the Investment Adviser may, in its discretion, purchase and sell portfolio securities to and from brokers and dealers who provide the Investment Adviser with research advice and other services. The Investment Adviser may authorize the Fund to pay a commission in excess of the commission another broker-dealer would have charged if the Investment Adviser determines in good faith that such commission is reasonable in relation to the value of the brokerage and research services provided by such broker-dealer, viewed either in terms of that particular transaction or the Investment Adviser's overall responsibilities to the accounts it manages. In no instance will portfolio securities be purchased from or sold to the Company's administrator (the "Administrator"), the Investment Adviser, or any affiliated person of the Company, the Administrator or the Investment Adviser acting as principal; in no instance will portfolio securities be sold or purchased through the Administrator, the Investment Adviser or any affiliated person of the Company except in strict compliance with Rule 17e-1 under the 1940 Act; in no instance will the Company purchase securities of which the Investment Adviser or any affiliated person of the Company is an underwriter except in strict compliance with Rule 10f-3 under the 1940 Act; in no instance will any Fund purchase securities from, or sell securities to another portfolio of the Company (a "First Focus Fund") in a principal transaction except in strict compliance with Rule 17a-7 under the 1940 Act; and in no instance will any Fund engage in any joint or joint and several participation in any transaction with any other First Focus Fund in violation of Section 17(d) of the 1940 Act.

          e. will maintain all books and records with respect to the securities transactions of the Funds and will furnish the Company's Board of Directors such periodic and special reports as the Board may request;

          f. will treat confidentially and as proprietary information of the Company all records and other information relative to the Company and the Funds and prior, present, or potential shareholders, will not use such records and information for any purpose other than performance of its responsibilities and duties hereunder, except after prior notification to and approval in writing by the Company, which approval shall not be unreasonably withheld and may not be withheld where the Investment Adviser may be exposed to civil or criminal contempt proceedings for failure to comply, when requested to divulge such information by duly constituted authorities, or when so requested by the Company; and

          g. will maintain its policy and practice of conducting its fiduciary functions independently. In making investment recommendations for the Funds, the Investment Adviser's personnel will not inquire or take into consideration whether the issuers of securities proposed for purchase or sale for the Company's account are customers of the Investment Adviser or of its parent or its subsidiaries or affiliates. In dealing with such customers, the Investment Adviser and its parent, subsidiaries, and affiliates will not inquire or take into consideration whether securities of those customers are held by the Company.

     4. Services Not Exclusive. The investment management services furnished by the Investment Adviser hereunder are not to be deemed exclusive, and the Investment Adviser shall be free to furnish similar services to others so long as its services under this Agreement are not impaired thereby.

     5. Books and Records. In compliance with the requirements of Rule 31a-3 under the 1940 Act, the Investment Adviser hereby agrees that all records which it maintains for the Funds are the property of the Company and further agrees to surrender promptly to the Company any of such records upon the Company's request. The Investment Adviser further agrees to preserve for the periods prescribed by Rule 31a-2 under the 1940 Act the records required to be maintained by Rule 31a-1 under the 1940 Act.

     6. Expenses. During the term of this Agreement, the Investment Adviser will pay all expenses incurred by it in connection with its activities under this Agreement, including but not limited to, expenses related to all office space, facilities, equipment and clerical personnel necessary for the Investment Adviser to carry out its duties and obligations under this Agreement, but excluding the cost of securities (including brokerage commission, issue and transfer taxes, if any) purchased for the Funds. Each of the Funds shall bear the following expenses relating to its operations: organizational expenses, taxes, interest, any brokerage fees and commissions, fees of the Directors of the Company, Securities and Exchange Commission fees, state securities registration fees and expenses, costs of preparing and printing prospectuses for regulatory purposes and for distribution to a Fund's current Shareholders, outside auditing and legal expenses, advisory and administration fees, fees and out-of-pocket expenses of the custodian and transfer agent, costs of Fund accounting services, certain insurance premiums, costs of maintenance of the Company's existence, costs of shareholders' and directors' reports and meetings, distribution expenses incurred pursuant to the Company's Distribution and Shareholder Service Plan, any extraordinary expenses incurred in the Fund's operation and other operating expenses not assumed by a Company's service providers.

     7. Compensation. For the services provided and the expenses assumed pursuant to this Agreement, each of the Funds will pay the Investment Adviser and the Investment Adviser will accept as full compensation therefor a fee, computed daily and paid monthly in arrears, equal to the lesser of (a) the fee set forth on Schedule A hereto or (b) such other fee as may from time to time be agreed upon in writing by the Company and the Investment Adviser. The obligations of the Funds to pay the above-described fee to the Investment Adviser will begin as of the respective dates of the initial public sale of shares in the Funds.

     If in any fiscal year the aggregate expenses of any of the Funds (as defined under the securities regulations of any state having jurisdiction over the Company) exceed the expense limitations of any such state, the Investment Adviser will reimburse the Fund for such excess expenses, provided that the obligation of the Investment Adviser to reimburse the Funds hereunder is limited in any fiscal year to the amount of its fee hereunder for such fiscal year; provided further, however, that notwithstanding the foregoing, the Investment Adviser shall reimburse the Funds for such excess expenses regardless of the amount of fees paid to it during such fiscal year to the extent that the securities regulations of any state having jurisdiction over the Company so require. Such expense reimbursement, if any, will be estimated daily and reconciled and paid on a monthly basis.

     8. Notices of Meetings. The Company agrees that notice of each regular meeting of the Board of Directors of the Company will be sent or otherwise given to the Investment Adviser. To the extent that the Directors of the Company invite any person or persons employed by the Investment Adviser to attend any such meeting, the Company agrees that it will make the appropriate arrangements, at the expense of the Investment Adviser, for the attendance by such person or persons or by such other person or persons as the Investment Adviser may designate.

     9. Limitation of Liability. The Investment Adviser shall not be liable for any error of judgment or mistake of law or for any loss suffered by the Funds in connection with the performance of this Agreement, except a loss resulting from a breach of fiduciary duty with respect to the receipt of compensation for services or a loss resulting from willful misfeasance, bad faith or gross negligence on the part of the Investment Adviser in the performance of its duties or from reckless disregard by it of its obligations and duties under this Agreement.

     10. Duration and Termination. This Agreement will become effective as of the date first written above (or, if a particular Fund is not in existence on that date, on the date a registration statement relating to that Fund becomes effective with the SEC), provided that it shall have been approved by a vote of a majority of the outstanding voting securities of such Fund, in accordance with the requirements under the 1940 Act, and, unless sooner terminated as provided herein, shall continue in effect until June 30, 2006.

     Thereafter, if not terminated, this Agreement shall continue in effect as to a particular Fund for successive periods of twelve months each ending on June 30 of each year, provided such continuance is specifically approved at least annually (a) by the vote of a majority of those members of the Company's Board of Directors who are not parties to this Agreement or interested persons of any party to this Agreement, cast in person at a meeting called for the purpose of voting on such approval, and (b) by the vote of a majority of the Company's Board of Directors or by the vote of a majority of all votes attributable to the outstanding Shares of such Fund. Notwithstanding the foregoing, this Agreement may be terminated as to a particular Fund at any time on sixty days' written notice, without the payment of any penalty, by the Company (by vote of the Company's Board of Directors or by vote of a majority of the outstanding voting securities of such Fund) or by the Investment Adviser. This Agreement will immediately terminate in the event of its assignment. (As used in this Agreement, the terms "majority of the outstanding voting securities," "interested persons" and "assignment" shall have the same meanings as ascribed to such terms in the 1940 Act.)

     11. Investment Adviser's Representations. The Investment Adviser hereby represents and warrants that it is willing and possesses all requisite legal authority to provide the services contemplated by this Agreement without violation of applicable laws and regulations, including but not limited to the Glass-Steagall Act, and the regulations promulgated thereunder.

     12. Amendment of this Agreement. No provision of this Agreement may be changed, waived, discharged or terminated except by an instrument in writing signed by the party against which enforcement of the change, waiver, discharge or termination is sought.

     13. Miscellaneous. The captions in this Agreement are included for convenience of reference only and in no way define or delimit any of the provisions hereof or otherwise affect their construction or effect. If any provision of this Agreement shall be held or made invalid by a court decision, statute, rule or otherwise, the remainder of this Agreement shall not be affected thereby. This Agreement shall be binding upon and shall inure to the benefit of the parties hereto and their respective successors and shall be governed by the law of the State of Nebraska. The provisions of the 1940 Act and rules and regulations promulgated thereunder shall supercede the terms and provisions hereof and any ambiguity or matter of interpretation hereunder shall be resolved in a manner which effectuates the 1940 Act and such rules and regulations.

     IN WITNESS WHEREOF, the parties hereto have caused this instrument to be executed by their officers designated below as of the day and year first above written.

                                          FIRST FOCUS FUNDS, INC.

                                          By:
                                            ------------------------------------
                                            Name: David P. Greer
                                            Title: President

                                          TRIBUTARY CAPITAL MANAGEMENT, L.L.C.

                                          By:
                                            ------------------------------------
                                            Name:
                                            Title:

                                                         DATED FEBRUARY 14, 2005

                              AMENDED AND RESTATED
                                   SCHEDULE A
                                     TO THE
                         INVESTMENT ADVISORY AGREEMENT
                                    BETWEEN
           FIRST FOCUS FUNDS, INC. (FORMERLY FIRST OMAHA FUNDS, INC.)
                                      AND
       TRIBUTARY CAPITAL MANAGEMENT, L.L.C. (FORMERLY FNC FUND ADVISERS)
                          DATED AS OF FEBRUARY 3, 1998

NAME OF COMPANY                              COMPENSATION*                           DATE
---------------                              -------------                           ----
First Focus Growth         Annual rate of seventy-five one-hundredths of one   February 3, 1998
Opportunities Fund         percent (.75%) of the average daily net assets of
                           such Company

First Focus Colorado       Annual rate of seventy one-hundredths of one        March 9, 2001
Tax-Free Fund              percent (.70%) of the average daily net assets of
                           such Company

First Focus Balanced Fund  Annual rate of seventy-five one-hundredths of one   April 21, 2005
                           percent (.75%) of the average daily net assets of
                           such Company

                                          FIRST FOCUS FUNDS, INC.

                                          By:
                                            ------------------------------------
                                            Name: David P. Greer
                                            Title: President

                                          TRIBUTARY CAPITAL MANAGEMENT, L.L.C.

                                          By:
                                            ------------------------------------
                                            Name: David Jordan
                                            Title: Chief Investment Officer

---------------
* All fees are computed daily and paid monthly

                                   APPENDIX F

                     FNB AND TRIBUTARY (FNC) ADVISORY FEES

     The following table sets forth the net advisory fees paid by each Portfolio of the Fund, FNB Fund Advisors and FNC Fund Advisors (now Tributary Capital Management, L.L.C.) during the fiscal year ended March 31, 2004.

                                                                                    FNC
                                                               FNB              (TRIBUTARY)
                                                       -------------------   ------------------
PORTFOLIO                                              NET FEE    WAIVERS*   NET FEE   WAIVERS*
---------                                              --------   --------   -------   --------
Short Intermediate Bond Fund.........................  $201,726   $112,331
Income Fund..........................................   409,552    116,644
Nebraska Tax-Free Fund...............................   462,641    180,978
Colorado Tax-Free Fund...............................                        $75,921   $42,149
Balanced Fund........................................   120,672     39,223
Core Equity Fund.....................................   764,759     34,317
Growth Opportunities Fund............................                        445,147    10,383
Small Company Fund...................................   221,863     75,394
International Equity Fund............................   146,704     27,406

---------------

* Waivers are voluntary and may be terminated by the Advisers at any time.

                                   APPENDIX G

                      OUTSTANDING SHARES OF EACH PORTFOLIO

                                                               SHARES OUTSTANDING
FUND                                                             AS OF 2/25/05
----                                                           ------------------
Growth Opportunities Fund...................................        5,201,550
Core Equity Fund............................................       10,484,294
Short/Intermediate Bond Fund................................        7,104,575
Small Company Fund..........................................        2,633,082
Balanced Fund...............................................        2,133,422
Income Fund.................................................        7,148,050
Nebraska Tax-Free Fund......................................        7,305,980
Colorado Tax-Free Fund......................................        1,484,228
International Equity Fund...................................        2,848,610

                                   APPENDIX H

                       5% SHAREHOLDERS OF EACH PORTFOLIO

                                                                                             PERCENT OF
                                                                                NUMBER      OUTSTANDING
PORTFOLIO                                   RECORD OWNER                       OF SHARES  PORTFOLIO SHARES
------------------------------------------  ---------------------------------  ---------  ----------------
Growth Opportunities Fund                   Firnbank Company                   2,688,276       51.68%
                                            P.O. Box 3128
                                            Omaha NE 68103
                                            Penfirn Company                    2,383,669       45.83%
                                            P.O. Box 3128
                                            Omaha NE 68103
Core Equity Fund                            Firnbank Company                   5,465,578       52.13%
                                            P.O. Box 3128
                                            Omaha NE 68103
                                            Penfirn Company                    4,117,965       39.28%
                                            P.O. Box 3128
                                            Omaha NE 68103
Short/Intermediate Bond Fund                Firnbank Company                   5,090,504       71.65%
                                            P.O. Box 3128
                                            Omaha NE 68103
                                            Penfirn Company                    1,888,147       26.58%
                                            P.O. Box 3128
                                            Omaha NE 68103
Small Company Fund                          Firnbank Company                   1,159,054       44.02%
                                            P.O. Box 3128
                                            Omaha NE 68103
                                            Penfirn Company                    1,413,637       53.69%
                                            P.O. Box 3128
                                            Omaha NE 68103
Balanced Fund                               Penfirn Company                    1,994,167       93.47%
                                            P.O. Box 3128
                                            Omaha NE 68103
Income Fund                                 Firnbank Company                   4,125,061       57.71%
                                            P.O. Box 3128
                                            Omaha NE 68103
                                            Penfirn Company                    2,777,470       38.86%
                                            P.O. Box 3128
                                            Omaha NE 68103
Nebraska Tax-Free Fund                      Firnbank Company                   7,215,007       98.75%
                                            P.O. Box 3128
                                            Omaha NE 68103
Colorado Tax-Free Fund                      Firnbank Company                   1,262,755       85.08%
                                            P.O. Box 3128
                                            Omaha NE 68103
                                            Penfirn Company                      144,438        9.73%
                                            P.O. Box 3128
                                            Omaha NE 68103
International Equity Fund                   Firnbank Company                   1,516,342       53.23%
                                            P.O. Box 3128
                                            Omaha NE 68103
                                            Penfirn Company                    1,331,614       46.75%
                                            P.O. Box 3128
                                            Omaha NE 68103

PROXY TABULATOR
P.O. BOX 9132
HINGHAM, MA 02043-9132

                                                         FIRST FOCUS FUNDS, INC.
                                                 SPECIAL MEETING OF SHAREHOLDERS
                                                                  APRIL 21, 2005


The undersigned shareholder(s) of the above-referenced Fund (the "Fund"), a portfolio of the First Focus Funds, Inc. (the "Company") hereby appoints Timothy Bresnahan and Julie Powers, and each of them, true and lawful proxies, with power of substitution of each, to vote all shares of the Fund which the undersigned is entitled to vote, at the Special Meeting of Shareholders to be held on April 21, 2005 at 10:00 a.m. Eastern time at the offices of BISYS Fund Services Ohio, Inc., 100 Summer St., Suite 1500, Boston, MA 02110 (the "Special Meeting").

Discretionary authority is hereby conferred as to all other matters as may properly come before the Special Meeting.

YOU CAN HELP THE COMPANY AVOID THE NECESSITY AND EXPENSE OF SENDING FOLLOW UP LETTERS TO ENSURE A QUORUM BY PROMPTLY SIGNING AND RETURNING THE ENCLOSED PROXY. IF YOU ARE UNABLE TO ATTEND THE MEETING, PLEASE MARK, DATE AND RETURN THE ENCLOSED PROXY SO THAT THE REQUIRED QUORUM MAY BE REPRESENTED AT THE SPECIAL MEETING. THE ENCLOSED ENVELOPE REQUIRES NO POSTAGE IF MAILED IN THE UNITED STATES.

                                                Date                 , 2005
                                                     ----------------


                             ---------------------------------------------------




                             ---------------------------------------------------
                             Signature(s) of Shareholder(s)    (SIGN IN THE BOX)

                             Please sign EXACTLY as your name appear(s) at left. When signing as attorney, executor, administrator, guardian, director, custodian, etc., please give your full title as such. If a corporation or partnership, please sign the full name by an authorized officer or partner. If stock is owned jointly, all owners should sign.

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS.

The proxies named will vote the shares represented by this proxy in accordance with the choice made on this ballot. IF NO CHOICE IS INDICATED, THIS PROXY WILL BE VOTED FOR THE MATTERS.


                        PLEASE FILL IN BOX(ES) AS SHOWN USING BLACK OR BLUE INK OR NUMBER 2 PENCIL.      [X]
                        PLEASE DO NOT USE FINE POINT PENS.

                                                                                                FOR ALL    WITHHOLD   FOR ALL
1. To elect the following nominees to the Fund's Board of Directors (ALL SHAREHOLDERS):         NOMINEES   FROM ALL   EXCEPT(*)
   (01) Robert A. Reed     (02) Julie DenHerder     (03) Gary D. Parker                                    NOMINEES

                                                                                                   [ ]        [ ]        [ ]

   ------------------------------------------------------------------------------------
   (*)(TO WITHHOLD AUTHORITY TO VOTE FOR ANY NOMINEE, MARK "FOR ALL EXCEPT" AND
   WRITE THAT NOMINEE'S NUMBER ON THE LINE ABOVE.)

                                                                                                   FOR      AGAINST    ABSTAIN

2. To approve the Investment Advisory Agreement between the Balanced Fund and                      [ ]        [ ]        [ ]
   Tributary Capital Management, L.L.C. (BALANCED FUND SHAREHOLDERS ONLY).





                    PLEASE SIGN AND DATE ON THE REVERSE SIDE.